Exhibit 99.1

REAL ESTATE OPERATIONS ACQUIRED DECEMBER 30, 2019

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

WITH INDEPENDENT AUDITORS’ REPORT

FOR THE NINE MONTHS AND TWELVE MONTHS

ENDED SEPTEMBER 30, 2019

AND FOR THE YEAR ENDED DECEMBER 31, 2018

REAL ESTATE OPERATIONS ACQUIRED DECEMBER 30, 2019

TABLE OF CONTENTS

Independent Auditors’ Report	Pages 2-3

Statements of Revenue and Certain Expenses	Page 4

Notes to Statements of Revenue and Certain Expenses	Pages 5-6

Your Vision Our Focus

Independent Auditors’ Report

To the Board of Directors

FTE Newtork, Inc.

We have audited the accompanying statements of revenues and certain operating expenses of Rental Homes Portfolio for the nine months ended September 30, 2019 and the year ended December 31, 2018, and the trailing twelve months ended September 30, 2019.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the statements of revenues and certain operating expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statements of revenues and certain operating expenses that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statements of revenues and certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of revenues and certain operating expenses is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statements of revenues and certain operating expenses. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the statements of revenues and certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to Rental Portfolio’s preparation and fair presentation of the statements of revenues and certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Rental Portfolio’s internal control. Accordingly, we express no such opin ion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statements of revenues and ertain operating expenses. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Turner, Stone & Company, L.L.P.

Accountants and Consultants

12700 Park Central Drive, Suite 1400

Dallas, Texas 75251

Telephone: 972-239-1660/ Facsimile: 972-239-1665

Toll Free: 877-853-419 5

Web site: turnerstone .com

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Opinion

In our opinion, the statements of revenues and certain expenses referred to above presents fairly, in all material respects, the statements of revenues and certain expenses of Rental Homes Portfolio for the nine months ended September 30, 2019 and the year ended December 31, 2018, and the trailing twelve months ended September 30, 2019 in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying statements of revenues and certain expenses was prepared for the purpose of complying with rules and regulations of the U.S. Securities and Exchange Commission and for inclusion in a Current Report on Form 8-K of FTE Networks, Inc. as described in Note 2 to the statements of revenues and certain expenses and is not intended to be a complete presentation of Rental Homes Portfolio’s revenues and expenses.

Certified Public Accountants

Dallas, Texas

March 2, 2020

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REAL ESTATE OPERATIONS ACQUIRED DECEMBER 30, 2019

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

	Nine Months Ended	Year Ended	Twelve Months Ended
	September 30, 2019	December 31, 2018	September 30, 2019
Revenues:
Rental revenue	$10,398,166	$14,837,436	$13,969,078
Other income	1,823,941	2,079,221	2,381,509
Total revenues	12,222,107	16,916,657	16,350,587

Certain expenses:
Insurance	920,826	1,125,467	1,197,067
Property taxes	3,515,886	2,993,615	4,363,930
Management fees	568,695	802,152	763,690
Total certain expenses	5,005,407	4,921,234	6,324,687
Revenues in excess of certain expenses	$7,216,700	$11,995,423	$10,025,900

See accompanying notes to the Statements of Revenues and Certain Expenses.

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REAL ESTATE OPERATIONS ACQUIRED DECEMBER 30, 2019

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

Note 1. Description of Real Estate Acquired

On December 30, 2019, FTE Networks, Inc. (“the Company”) acquired approximately 3,200 properties (“the Property”) from an unaffiliated third party (the “Seller”). The accompanying statements of revenue and certain expenses represents revenues and results of operations for the period preceding the acquisition of the properties by the Company. These properties are largely either class C or class D properties, with monthly rent charges ranging between $300-$800.

Note 2. Basis of Presentation

The accompanying statements of revenue and certain expenses have been prepared for the purposes of complying with Rule 3-14 of Regulation S-X promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended. Accordingly, the statements are not intended to be a complete presentation of the revenue and expenses of the Property for the nine months and twelve months ended September 30, 2019 and the year ended December 31, 2018. The statements include the historical revenue and certain expenses of the Property and exclude items that may not be comparable to the future operations of the Property. Items excluded consist of depreciation, amortization of deferred loan costs, interest expense, corporate expenses, and other costs not directly related to future operations. Amounts included in property management fees include routine compensation paid to a related party that manages property operations as disclosed in Note 3.

Note 3. Summary of Significant Accounting Policies

Revenue Recognition

The Company adopted Accounting Standards Update (“ASU”) issued by the Financial Accounting Standards Board (“FASB”) 2014-09, “Revenue from Contracts with Customers” (Accounting Standards Codification Topic 606) and adoption of the new standard had no impact on the accompanying statements of revenues and certain expenses. Rental income is recognized on a straight-line basis over the life of the respective lease when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset. Tenant recoveries related to reimbursement of real estate taxes, insurance, and other expenses are recognized as revenue in the period the applicable costs are incurred.

Use of Estimates

The preparation of the statements of revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses. Actual results could differ from those estimates.

Subsequent Events

The Company has evaluated subsequent events for possible adjustment to, or disclosure in, the statements of revenue and certain expenses, through March 2, 2020, the date which the financial statements were issued. See Note 1 for discussion of the sale of the Property.

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REAL ESTATE OPERATIONS ACQUIRED DECEMBER 30, 2019

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

Note 4. Related Party Transactions

In connection with the management of the rental operations, a property management fee is paid to an affiliate. Management and other related services are mutually agreed upon by the managers of each property and the servicer. Fees are fixed in nature and/or are provided on a cost-plus pricing basis depending on the scope of services provided.

In addition, the Seller had several agreements with entities held by its 50% owner. These agreements included services for credit card payment processing and maintenance and repair work. Additionally, property insurance was purchased through one such entity, White Eagle Insurance, totaling $613,395,

$796,904, and $773,986 for the nine months and twelve months ended September 30, 2019 and for the year ended December 31, 2018, respectively, included in “Insurance” in the accompanying statements of revenues and certain expenses.

Note 5. Commitments and Contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines, penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred. Except that described below, there is no material litigation nor to management’s knowledge is any material litigation currently threatened against the properties other than routine litigation, claims and administrative proceedings arising in the ordinary course of business.

The Seller of the Property is engaged in ongoing litigation as part of the acquisition. The Company has obtained an indemnification as part of the purchase agreement dated December 30, 2019. The Seller has no obligation to indemnify the Company and its respective direct and indirect equity holders, managers and officers (“indemnified parties”) unless and until the aggregate amount of all losses suffered or incurred exceeds $500,000 (the deductible). At that time, the indemnified parties shall be entitled to be indemnified against all losses that exceed the deductible.

Management does not believe that any ongoing litigation will have a material impact on the statements of revenues and certain expenses. As such, legal fees have not been included in the statements of revenues and certain expenses.

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